UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Terreno Realty Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 02, 2017
TERRENO REALTY CORPORATION
TERRENO REALTY CORPORATION
101 MONTGOMERY STREET, SUITE 200
SAN FRANCISCO, CA 94104
Investor Address Line 1 1 OF 2
Investor Address Line 2 15 12
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
R1.0.1.15
0000314418_1
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 01, 2017 BARCODE
Date: May 02, 2017 Time: 8:00AM PDT
Location: Terreno Realty Corporation
101 Montgomery Street
Suite 200
San Francisco, CA 94104
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
Broadridge Internal Use Only
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— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. 2016 Annual Report, including Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2017 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Internal Use Only
0000314418_2 R1.0.1.15

Voting items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees
1A W. Blake Baird
1B Michael A. Coke
1C LeRoy E. Carlson
1D Peter J. Merlone
1E Douglas M. Pasquale
1F Dennis Polk
The Board of Directors recommends you vote FOR the following proposal:
2. Adoption of a resolution to approve, on a non-binding advisory basis, the compensation of certain executives, as more fully described in the proxy statement.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
3. Determination on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes on executive compensation.
0000314418_3 R1.0.1.15
The Board of Directors recommends you vote FOR proposals 4 and 5.
4. Approval of an amendment of the bylaws to permit stockholders to amend the bylaws by the affirmative vote of a majority of votes cast by the issued and outstanding shares of common stock of the company. BARCODE
5. Ratification of the appointment of Ernst & Young LLP as our independent registered certified public accounting firm for the 2017 fiscal year.
NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly come before the annual meeting, including any adjournments or postponements of the meeting.
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Reserved for Broadridge Internal Control Information
NAME
THE COMPANY NAME INC. - COMMON 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345
THE COMPANY NAME INC. - 401 K 123,456,789,012.12345
0000314418_4 R1.0.1.15 Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
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